Exhibit 99.1

NEWS RELEASE

For Immediate Release
March 26, 2015

For Further Information Contact:
Charles Hageboeck, President & CEO
(304) 769-1102

City Holding Company Raises Dividend
5% On Common Shares

Charleston, West Virginia – City Holding Company, “the Company” (NASDAQ: CHCO), a $3.5 billion bank holding company headquartered in Charleston, yesterday declared a dividend of 42 cents per common share for shareholders of record as of April 15, 2015.  The dividend is payable on April 30, 2015.  The dividend represents a 5% increase from the 40 cents per share cash dividend paid in the first quarter of 2015 and follows an 8% increase in the cash dividend, from 37 cents per common share to 40 cents, approved by the board in March 2014.

“I am very pleased with the Board's decision to once again increase the quarterly cash dividend” stated Charles (Skip) Hageboeck, President and CEO.  “This increase reaffirms the Company's commitment of returning value to its shareholders.  The decision to increase the dividend to $1.68 on an annualized basis is based on the Company's current strong capital and liquidity position, our outstanding financial performance during 2014, and our confidence in the Company's ability to sustain this performance.”

City Holding Company is the parent company of City National Bank of West Virginia.  City National operates 82 branches across West Virginia, Virginia, Kentucky, and Ohio. The Company’s stock is traded on the NASDAQ Global Select Market under the quotation symbol “CHCO”.

Forward-Looking Information

This news release contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such information involves risks and uncertainties that could result in the Company's actual results differing materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to, (1) the Company may incur additional loan loss provision due to negative credit quality trends in the future that may lead to a deterioration of asset quality; (2) the Company may incur increased charge-offs in the future; (3) the Company could have adverse legal actions of a material nature; (4) the Company may face competitive loss of customers; (5) the Company may be unable to manage its expense levels; (6) the Company may have difficulty retaining key employees; (7) changes in the interest rate environment may have results on the Company’s operations materially different from those anticipated by the Company’s market risk management functions; (8) changes in general economic conditions and increased competition could adversely affect the Company’s operating results; (9) changes in other regulations and government policies affecting bank holding companies and their subsidiaries, including changes in monetary policies, could negatively impact the Company’s operating results; (10) the Company may experience difficulties growing loan and deposit balances; (11) the current economic environment poses significant challenges for the Company and could adversely affect the Company’s  financial condition and results of operations; (12) deterioration in the financial condition of the U.S. banking system may impact the valuations of investments the Company has made in the securities of other financial institutions resulting in either actual losses or other than temporary impairments on such investments; (13) the effects of the Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the regulations promulgated and to be promulgated thereunder, which may subject the Company and its subsidiaries to a variety of new and more stringent legal and regulatory requirements which adversely affect their respective businesses; (14) the impact of new minimum capital thresholds established as a part of the implementation of Basel III; and (15) other risk factors relating to the banking industry or the Company as detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission, including those risk factors included in the disclosures under the heading “ITEM 1A Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.  Forward-looking statements made herein reflect management's expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.